UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 7, 2021

BOWX ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39419	85-1144904
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2400 Sand Hill Rd., Suite 200 Menlo Park, CA	94025
(Address of principal executive offices)	(Zip Code)

(650) 352-4877

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A common stock and one-third of one redeemable warrant	BOWXU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	BOWX	The Nasdaq Stock Market LLC
Redeemable warrants, warrant exercisable for one Class A common stock at an exercise price of $11.50 per whole share	BOWXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

As previously disclosed, on March 25, 2021, BowX Acquisition Corp., a Delaware corporation (“BowX”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among BowX, BowX Merger Subsidiary Corp., a Delaware corporation and a direct wholly owned subsidiary of BowX, and WeWork Inc., a Delaware corporation (“WeWork”).

Attached as Exhibit 99.1 is a press release issued by WeWork regarding its virtual investor day held on October 7, 2021, and describing certain preliminary business updates from WeWork’s third quarter performance.

The information set forth in this Item 7.01, including the exhibit attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Additional Information and Where to Find It

This communication relates to a proposed transaction between BowX and WeWork. This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of WeWork, the combined company or BowX, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended. BowX has filed a registration statement on Form S-4 (Registration No. 333-256133) with the SEC, which includes a document that serves as a prospectus and proxy statement of BowX, referred to as a proxy statement/prospectus. The definitive proxy statement/prospectus was filed with the SEC on September 20, 2021 and was sent to all BowX stockholders as of September 14, 2021 (the record date for voting on the proposed transaction). Before making any voting decision, investors and security holders of BowX are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed with the SEC in connection with the proposed transaction because they contain important information about the proposed transaction. Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed with the SEC by BowX through the website maintained by the SEC at www.sec.gov.

Participants in Solicitation

BowX and its directors and executive officers may be deemed to be participants in the solicitation of proxies from BowX’s stockholders in connection with the proposed transaction. A list of the names of the directors and executive officers of BowX and information regarding their interests in the business combination is set forth in BowX’s registration statement on Form S-4 (Registration No. 333-256133) filed with the SEC. Additional information regarding the interests of such persons and other persons who may be deemed participants in the solicitation is contained in the registration statement and the proxy statement/prospectus. You may obtain free copies of these documents as described in the preceding paragraph.

Forward-Looking Statements

Certain statements made in this communication are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Such “forward-looking statements” with respect to the proposed transaction between WeWork and BowX include statements regarding the benefits of the transaction, the anticipated timing of the transaction and the products and markets of WeWork. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “pipeline,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of BowX’s securities, (ii) the risk that the transaction may not be completed by BowX’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by BowX, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the Merger Agreement by the shareholders of BowX, the satisfaction of the minimum amount in the trust account following redemptions by BowX’s public shareholders and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third party valuation in determining whether or not to pursue the proposed transaction, (v) the inability to complete the PIPE investment, (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (vii) the effect of the announcement or pendency of the transaction on WeWork’s business relationships, operating results, and business generally, (viii) risks that the proposed transaction disrupts current plans and operations of WeWork and potential difficulties in WeWork employee retention as a result of the transaction, (ix) the outcome of any legal proceedings that may be instituted against WeWork or against BowX related to the Merger Agreement or the proposed transaction, (x) the ability to maintain the listing of BowX’s securities on a national securities exchange, (xi) the price of BowX’s securities may be volatile due to a variety of factors, including changes in the competitive and regulated industries in which BowX plans to operate or WeWork operates, variations in operating performance across competitors, changes in laws and regulations affecting BowX’s or WeWork’s business, WeWork’s inability to implement its business plan or meet or exceed its financial projections and changes in the combined capital structure, (xii) changes in general economic conditions, including as a result of the COVID-19 pandemic, and (xiii) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the registration statement on Form S-4 discussed above, the proxy statement/prospectus and other documents filed or that may be filed by BowX from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and WeWork and BowX assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither WeWork nor BowX gives any assurance that either WeWork or BowX, or the combined company, will achieve its expectations.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release, dated October 7, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

BOWX ACQUISITION CORP.

Date: October 7, 2021	By:	/s/ Vivek Ranadivé
	Name:	Vivek Ranadivé
	Title:	Chairman and Co-Chief Executive Officer